UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 22, 2019

QCR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 743-7745
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2019, upon the recommendation of the Nomination and Governance Committee, the board of directors (the “Board”) of QCR Holdings, Inc. (“QCR Holdings”) increased the number of directors constituting the Board from 11 to 12 and appointed James M. Field as a Class III director to fill the resultant vacancy, with such appointment effective August 22, 2019.  As with other Class III directors, Mr. Field’s initial term will expire at the 2020 annual meeting of shareholders. No committee assignments have yet been made for Mr. Field.

Mr. Field will be entitled to receive compensation consistent with the previously disclosed arrangements for non-employee directors as described in QCR Holdings’ proxy statement for its 2019 annual meeting of stockholders filed on April 12, 2019. Mr. Field is not a party to any transaction, or series of transactions, with QCR Holdings required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There is no arrangement or understanding between Mr. Field and any other person pursuant to which Mr. Field was selected as a director.

On August 23, 2019, QCR Holdings issued a press release announcing the appointment, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01.                Regulation FD Disclosure

A copy of the press release, dated August 23, 2019, issued by QCR Holdings announcing the appointment of Mr. Field and the declaration of a cash dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.                     Other Events.

On August 22, 2019, QCR Holdings declared a cash dividend of $0.06 per share of its common stock.  The dividend is payable on October 2, 2019 to stockholders of record on September 20, 2019.  A copy of the press release issued on August 23, 2019 announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: August 23, 2019	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer